SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20545

                        ----------------------------    EXHIBIT 25

                                  FORM T-1

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                        ----------------------------
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF TRUSTEE PURSUANT TO SECTION 305(B)(2)

                        ----------------------------

                           M&I FIRST NATIONAL BANK
             (Exact name of trustee as specified in its charter)

      WISCONSIN                                       39-0698093
(Jurisdiction of incorporation                         (I.R.S. Employer
 of organization if not a U.S.                         Identification Number)
     national bank)

321 NORTH MAIN STREET
WEST BEND, WISCONSIN                                   53095
(Address of principal executive offices)               (Zip Code)

                        ----------------------------

                               R.T. STEPHENSON
                            321 NORTH MAIN STREET
                         WEST BEND, WISCONSIN   53095
                                (414) 335-3030
          (Name, address and telephone number of agent for service)

                        ----------------------------

                FINANCIAL SERVICES CORPORATION OF THE MIDWEST
             (Exact Name of obligor as specified in its charter)

     DELAWARE                                          36-2301786
(State or other jurisdiction                           (I.R.S. Employer
of incorporation or organization)                      Identification Number)

224 - 18TH STREET, SUITE 202
ROCK ISLAND, ILLINOIS                                  61201-8719
(Address of principal executive offices)               (Zip Code)


                               NOTES DUE 2006
                       (Title of indenture securities)


Item 1.   General information.

          Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

               Comptroller of the Currency, Washington, D.C.
               Federal Deposit Insurance Corporation, Washington, D.C.
               The Board of Governors of the Federal Reserve System, Washington, D.C.

          (b)  Whether it is authorized to exercise corporate trust powers.

               The corporate trustee is authorized to exercise corporate trust powers.

Item 2.   Affiliations with the Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          The obligor is not an affiliate of the trustee.

Item 16.  List of Exhibits.

          List below all exhibits filed as part of this statement of eligibility.

          1.   Articles of Association of M&I First National Bank.

          2. Comptroller of the Currency authorization to commence business (incorporated by reference to Exhibit 1 to Statement of Eligibility of Trustee Exhibit to Registration Statement on Form S-3 of Ziegler Collateralized Securities, Inc. West Bend, Wisconsin, Registration Number 33-42723).

          3. Federal Reserve Board grant of Fiduciary powers (incorporated by reference to Exhibit 1 to Statement of Eligibility of Trustee Exhibit to Registration Statement on Form S-3 of Ziegler Collateralized Securities, Inc. West Bend, Wisconsin, Registration Number 33-42723).

          4.   By-Laws of M&I First National Bank.

          6. Consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939.

          7. Latest report of condition of the Trustee published pursuant to law or the requirement of its supervising or examining authority.


                                    SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, M&I First National Bank, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunder duly authorized, all in the City of West Bend and State of Wisconsin, on the 26th day of September, 1996.

                              By:  /s/ R. T. Stephenson
                                  ------------------------------------------
                                  R. T. Stephenson, Executive Vice President



                            EXHIBIT 6


     Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, M&I First National Bank hereby consents, in connection with the qualification of the Indenture of Sundstrand Corporation governing debt securities, that reports of examination of M&I First National Bank by Federal and State authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.


                              M&I FIRST NATIONAL BANK



                              By:  /s/ R. T. Stephenson
                                  ------------------------------------------
                                  R. T. Stephenson, Executive Vice President



Dated:  September 26, 1996


                             ARTICLES OF ASSOCIATION
                             -----------------------

     FIRST.    The title of this Association shall be M&I First National Bank.
     -----

     SECOND.   The Main Office of the Association shall be in West Bend, County
     ------
of Washington, State of Wisconsin. The general business of the Association shall be conducted at its main office and its branches.

     THIRD.    The Board of Directors of this Association shall consist of not
     -----
less than five nor more than twenty-five Shareholders. At any meeting of the Shareholders held for the purpose of electing Directors, or changing the number thereof, the number of Directors may be determined by a majority of the votes cast by the Shareholders in person or by proxy. Each director, during the full term of his or her directorship, shall own a minimum of $1,000 aggregate par value of stock of this Association or a minimum market value or equity interest of $1,000 of stock in the bank holding company controlling this Association.

A majority of the Board of Directors shall be necessary to constitute a quorum for the transaction of business at any Directors' meeting. The Board of Directors, by the vote of a majority of the full board, may, between annual meetings of Shareholders, increase the membership of the board by not more than two members and by like vote appoint qualified persons to fill the vacancies created thereby.

     FOURTH.   The regular annual meeting of the Shareholders of this
     ------
Association shall be held at its main banking house, or other convenient place duly authorized by the Board of Directors on such day of each year as is specified therefor in the bylaws.

     FIFTH.    The authorized amount of capital stock of this Association shall
     -----
be 262,500 shares of common stock of the par value of twenty dollars ($20.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

If the capital stock is increased by the sale of additional shares thereof, each Shareholder shall be entitled to subscribe for such additional shares in proportion to the number of shares of said capital stock owned by him at the time the increase is authorized by the Shareholders, unless another time subsequent to the date of the Shareholders' meeting is specified in a resolution by the Shareholders at the time the increase is authorized. The Board of Directors shall have the power to prescribe a reasonable period of time within which the preemptive rights to subscribe to the new shares of capital stock must be exercised.

The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not Subordinated, without the approval of the Shareholders.

     SIXTH.    The Board of Directors shall appoint one of its members President
     -----
of this Association, who shall be Chairperson of the Board, unless the Board appoints another director to be the Chairperson. The Board of Directors shall have the power to appoint one or more Vice Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of this Association.

The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to management and administer the business and affairs of the Association; to make all Bylaws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

     SEVENTH.  The Board of Directors shall have the power to change the
     -------
location of the main office to any other place within the limits of West Bend, without the approval of the Shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the Shareholders but subject to the approval of the Comptroller of the Currency.

     EIGHTH.   The corporate existence of this Association shall continue until
     ------
terminated in accordance with the laws of the United States.

     NINTH.    The Board of Directors of this Association, or any Shareholder(s)
     -----
owning, in the aggregate, not less than 10 percent of the stock of this Association, may call a special meeting of Shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the Shareholders shall be given by first-class mail, postage prepaid, mailed at least 10 days prior to the date of such meeting to each Shareholder of record at his address as shown upon the books of this Association.

     TENTH.    Section 1.     Right of Directors and Officers to
     -----                    ----------------------------------
Indemnification.  Every person shall be indemnified to the fullest extent
---------------
permitted by law, as the same may exist or may hereafter be amended (but, in the case of any such amendment, only to the extent such amendment permits the Bank to provide broader indemnification rights than the law permitted the Bank to provide prior to such amendment), for all reasonable expenses (including fees, costs, charges, disbursements, attorneys fees and any other expenses) and against all liability (including the obligation to pay a judgement, settlement, penalty, assessment, forfeiture or fine, including an excise tax with respect to an employee benefit plan) asserted against, incurred by or imposed on him or her in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding") to which he or she is made or threatened to be made a party by reason of his or her being or having been a Director, Officer, employee or agent of the Bank (or by reason of, while serving as a Director, Officer, employee or agent of the Bank, having served at the Bank's request as a Director, Officer, partner, trustee, member of any governing or decision-making committee, employee or agent of another corporation or foreign corporation, partnership, joint venture, trust or other enterprise, including service to an employee benefit plan); provided, however, in situations
                                                -----------------
other than a successful defense of a Proceeding, the Director, Officer, employee or agent shall not be indemnified where he or she breached or failed to perform a duty to the Bank or such other corporation, partnership, joint venture, trust, or other enterprise and the breach or failure to perform constitutes (a) a willful failure to deal fairly with the Bank or such other corporation, partnership, joint venture, trust, or other enterprise or its Shareholders in connection with the matter in which the Director, Officer, employee or agent has a material conflict of interest, (b) a violation of criminal law, unless the Director, Officer, employee or agent had reasonable cause to believe his or her conduct was lawful, or no reasonable cause to believe his or her conduct was unlawful, (c) a transaction from which the Director, Officer, employee or agent derived an improper personal benefit, or (d) willful misconduct; and further
                                                                     -------
provided, notwithstanding anything to the contrary stated in this Article, no
--------
Director, Officer, employee or agent shall be indemnified hereunder against expenses, penalties or other payments incurred in an administrative proceeding or action instituted by the Bank's regulatory agency, which proceeding or action
r                             ARTICLES OF ASSOCIATION
                             -----------------------

     FIRST.    The title of this Association shall be M&I First National Bank.
     -----

     SECOND.   The Main Office of the Association shall be in West Bend, County
     ------
of Washington, State of Wisconsin. The general business of the Association shall be conducted at its main office and its branches.

     THIRD.    The Board of Directors of this Association shall consist of not
     -----
less than five nor more than twenty-five Shareholders. At any meeting of the Shareholders held for the purpose of electing Directors, or changing the number thereof, the number of Directors may be determined by a majority of the votes cast by the Shareholders in person or by proxy. Each director, during the full term of his or her directorship, shall own a minimum of $1,000 aggregate par value of stock of this Association or a minimum market value or equity interest of $1,000 of stock in the bank holding company controlling this Association.

A majority of the Board of Directors shall be necessary to constitute a quorum for the transaction of business at any Directors' meeting. The Board of Directors, by the vote of a majority of the full board, may, between annual meetings of Shareholders, increase the membership of the board by not more than two members and by like vote appoint qualified persons to fill the vacancies created thereby.

     FOURTH.   The regular annual meeting of the Shareholders of this
     ------
Association shall be held at its main banking house, or other convenient place duly authorized by the Board of Directors on such day of each year as is specified therefor in the bylaws.

     FIFTH.    The authorized amount of capital stock of this Association shall
     -----
be 262,500 shares of common stock of the par value of twenty dollars ($20.00) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

If the capital stock is increased by the sale of additional shares thereof, each Shareholder shall be entitled to subscribe for such additional shares in proportion to the number of shares of said capital stock owned by him at the time the increase is authorized by the Shareholders, unless another time subsequent to the date of the Shareholders' meeting is specified in a resolution by the Shareholders at the time the increase is authorized. The Board of Directors shall have the power to prescribe a reasonable period of time within which the preemptive rights to subscribe to the new shares of capital stock must be exercised.

The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not Subordinated, without the approval of the Shareholders.

     SIXTH.    The Board of Directors shall appoint one of its members President
     -----
of this Association, who shall be Chairperson of the Board, unless the Board appoints another director to be the Chairperson. The Board of Directors shall have the power to appoint one or more Vice Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of this Association.

The Board of Directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to management and administer the business and affairs of the Association; to make all Bylaws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

     SEVENTH.  The Board of Directors shall have the power to change the
     -------
location of the main office to any other place within the limits of West Bend, without the approval of the Shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the Shareholders but subject to the approval of the Comptroller of the Currency.

     EIGHTH.   The corporate existence of this Association shall continue until
     ------
terminated in accordance with the laws of the United States.

     NINTH.    The Board of Directors of this Association, or any Shareholder(s)
     -----
owning, in the aggregate, not less than 10 percent of the stock of this Association, may call a special meeting of Shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place, and purpose of every annual and special meeting of the Shareholders shall be given by first-class mail, postage prepaid, mailed at least 10 days prior to the date of such meeting to each Shareholder of record at his address as shown upon the books of this Association.

     TENTH.    Section 1.     Right of Directors and Officers to
     -----                    ----------------------------------
Indemnification.  Every person shall be indemnified to the fullest extent
---------------
permitted by law, as the same may exist or may hereafter be amended (but, in the case of any such amendment, only to the extent such amendment permits the Bank to provide broader indemnification rights than the law permitted the Bank to provide prior to such amendment), for all reasonable expenses (including fees, costs, charges, disbursements, attorneys fees and any other expenses) and against all liability (including the obligation to pay a judgement, settlement, penalty, assessment, forfeiture or fine, including an excise tax with respect to an employee benefit plan) asserted against, incurred by or imposed on him or her in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding") to which he or she is made or threatened to be made a party by reason of his or her being or having been a Director, Officer, employee or agent of the Bank (or by reason of, while serving as a Director, Officer, employee or agent of the Bank, having served at the Bank's request as a Director, Officer, partner, trustee, member of any governing or decision-making committee, employee or agent of another corporation or foreign corporation, partnership, joint venture, trust or other enterprise, including service to an employee benefit plan); provided, however, in situations
                                                -----------------
other than a successful defense of a Proceeding, the Director, Officer, employee or agent shall not be indemnified where he or she breached or failed to perform a duty to the Bank or such other corporation, partnership, joint venture, trust, or other enterprise and the breach or failure to perform constitutes (a) a willful failure to deal fairly with the Bank or such other corporation, partnership, joint venture, trust, or other enterprise or its Shareholders in connection with the matter in which the Director, Officer, employee or agent has a material conflict of interest, (b) a violation of criminal law, unless the Director, Officer, employee or agent had reasonable cause to believe his or her conduct was lawful, or no reasonable cause to believe his or her conduct was unlawful, (c) a transaction from which the Director, Officer, employee or agent derived an improper personal benefit, or (d) willful misconduct; and further
                                                                     -------
provided, notwithstanding anything to the contrary stated in this Article, no
--------
Director, Officer, employee or agent shall be indemnified hereunder against expenses, penalties or other payments incurred in an administrative proceeding or action instituted by the Bank's regulatory agency, which proceeding or action results in a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to the Bank. Such rights to indemnification shall include the right to be paid by the Bank reasonable expenses as incurred in defending such Proceeding; provided,
                                                                       --------
however, that payment of such expenses as incurred shall be made only upon such
-------
person delivering to the Bank (a) a written affirmation of his or her good faith belief that he or she is entitled to indemnification hereunder, and (b) a written undertaking, executed personally or on his or her behalf, to repay the allowance to the extent it is ultimately determined that such person is not entitled to indemnification under this Article. The Bank may require that the undertaking be secured and may require payment of reasonable interest on the allowance to the extent that it is ultimately determined that such person is not entitled to indemnification. A Director, Officer, employee or agent seeking indemnification under this Article shall select one of the means for determining his or her right to indemnification set forth in Section 180.0855 of Wisconsin Statutes, or any successor thereto.

     SECTION 2.     Right of Director or Officer to Bring Suit.  If a claim
                    ------------------------------------------
under this Article is not paid in full by the Bank within 30 days after a written claim has been received by the Bank, the claimant may at any time thereafter bring suit against the Bank to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the reasonable expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking has been tendered to the Bank) that the claimant has not met the standards of conduct under this Article which make it permissible for the Bank to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Bank.

     SECTION 3.     Contract Rights; Amendment or Repeal.  All rights under this
                    ------------------------------------
Article shall be deemed a contract between the Bank and the Director, Officer, employee or agent pursuant to which the Bank and the Director, Officer, employee or agent intend to be legally bound. Any repeal, amendment or modification of this Article shall be prospective only as to conduct of a Director, Officer, employee or agent occurring thereafter, and shall not affect any rights or obligations then existing.

     SECTION 4.     Scope of Article.  The rights granted by this Article shall
                    ----------------
not be deemed exclusive of any other rights to which a Director, Officer, employee or agent may be entitled under any statute, agreement, vote of Shareholders or disinterested Directors or otherwise. The indemnification and advancement of expenses provided by or granted pursuant to this Article shall continue as to a person who has ceased to be a Director, Officer, employee or agent in respect to matters arising prior to such time, and shall inure to the benefit of the heirs, executors, administrators and personal representatives of such a person.

     SECTION 5.     Insurance.  The Bank may purchase and maintain insurance, at
                    ---------
its expense, to protect itself and any person who is or was a Director, Officer, employee or agent of the Bank or is or was serving at the request of the Bank as a Director, Officer, partner, trustee, member of any governing or decision-making committee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service to an employee benefit plan, against any liability asserted against that person or incurred by that person in any such capacity, or arising out of that person's status as such, whether or not the Bank would have the power to indemnify such person against such expense, liability or loss under this Article; provided, however, that any such policy of insurance purchased by the Bank shall exclude coverage for a formal order assessing civil money penalties against a Director, Officer or employee of the Bank.

     SECTION 6.     Interpretation of Provisions.  In order for the Bank to
                    ----------------------------
obtain and retain qualified Directors, Officers, employees and agents, the foregoing provisions shall be liberally administered in order to afford maximum indemnification of Directors, Officers, employees and agents and, accordingly, the indemnification above provided for shall be granted in all cases unless to do so would clearly contravene applicable law, controlling precedent or public policy.

     ELEVENTH. These Articles of Association may be amended at any regular or
     --------
special meeting of the Shareholders by the affirmative vote of the holders of a majority of the stock of this Association unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.



COMPTROLLER OF THE CURRENCY
ADMINISTRATOR OF NATIONAL BANKS

REPORT OF CONDITION

Consolidating domestic subsidiaries of the
M&I FIRST NATIONAL BANK OF WEST BEND
in the state of Wisconsin, at the close of business on December 31, 1995 published in response to call made by Comptroller of the Currency, under Title 12, United States Code, Section 161.
Charter Number 11060, Comptroller of the Currency, 9 District.

Statement of Resources and Liabilities

                                                   Dollar Amounts in Thousands
                                                   ---------------------------

ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin                    8,762
  Interest-Bearing balances                                                 0
Securities (from Schedule RC-B):
  Held to maturity securities                                          16,592
  Available for sale securities                                        77,451
Federal funds sold                                                      1,916
Securities purchased under agreements to resell                             0
Loans and lease financing receivables:
  Loans and Leases, net of unearned income                  144,547
  LESS: Allowance for loan and lease losses                   2,556
  LESS: Allocated transfer risk reserve                           0
  Loans and leases, net of unearned income, allowance,
    and reserve                                                       141,991
Assets held in trading accounts                                             0
Premises and fixed assets (including capitalized leases)                3,677
Other real estate owned                                                     0
Investments in unconsolidated subsidiaries and associated companies         0
Customers' liability to this bank on acceptances outstanding                0
Intangible assets                                                         151
Other assets                                                            3,338
Total assets                                                          253,878

LIABILITIES
Deposits:
  In domestic offices                                                 228,496
    Noninterest-bearing                                      48,255
    Interest-bearing                                        180,241
Federal funds purchased                                                     0
Securities sold under agreements to repurchase                          5,350
Demand notes issued to the U.S. Treasury                                    0
Trading Liabilities                                                         0
Other borrowed money:
  With original maturity of one year or less                                0
  With original maturity of more than one year                              0
Mortgage indebtedness and obligations under capitalized leases              0
Bank's liability on acceptances executed and outstanding                    0
Subordinated notes and debentures                                           0
Other liabilities                                                       3,084
Total liabilities                                                     236,930
Limited-Life preferred stock and related surplus                            0

EQUITY CAPITAL
Perpetual preferred stock and related surplus                               0
Common stock                                                            5,250
Surplus                                                                 5,194
Undivided profits and capital reserves                                  6,489
Net unrealized holding gains (losses) on available
    for sale securities                                                    15
Total equity capital                                                   16,948
Total liabilities, limited-life preferred stock,
    and equity capital                                                253,878


I, OSCAR W. STEELE

SR. VICE PRESIDENT & CASHIER
of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.



/s/ Oscar W. Steele
-----------------------------------
            Signature


-----------------------------------
               Date


                         AMENDED AND RESTATED BYLAWS
                                    OF THE
                           M&I FIRST NATIONAL BANK
                             WEST BEND, WISCONSIN

                     ORGANIZED UNDER THE NATIONAL BANKING
                          LAWS OF THE UNITED STATES

                            ----------------------

                                  ARTICLE I

                                 SHAREHOLDERS

     SECTION 1.     Annual Meeting.  The annual meeting of the Shareholders of
                    --------------
the Association for the purpose of electing Directors, and for the transaction of such other business as may properly come before the meeting, shall be held on the fourth Tuesday of January of each year, or if that date falls on a legal holiday in Wisconsin, on the next following banking day, at such time as shall be fixed by the Secretary of the Association or the Board of Directors.

     SECTION 2.     Special Meetings.  Special meetings of the Shareholders may
                    ----------------
be called by the Chairman of the Board or President, and special meetings shall be called by either the Chairman of the Board or the President on the written request of a majority of Directors or Shareholders owning ten percent of the outstanding stock.

     SECTION 3.     Place of Meetings.  All meetings of the Shareholders shall
                    -----------------
be held at the main office of the Association, unless some other place shall be designated and so specified in the notice of the meeting.

     SECTION 4.     Notice of Meetings.  Except as otherwise provided by law,
                    ------------------
the Association shall notify Shareholders of the date, time and place of each annual and special meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting by first class mail, postage prepaid, addressed to each Shareholder at the address of such Shareholder appearing on the books of the Association. Notice of a special meeting shall include a description of each purpose for which the meeting is called. Notice of the meeting shall be given only to those Shareholders entitled to vote at the meeting, unless otherwise required by law.

     SECTION 5.     Quorum.  A majority of the outstanding shares of stock
                    ------
represented in person or by proxy shall constitute a quorum at any meeting of the Shareholders, except at a meeting to act upon amendments to the Articles of Association or Bylaws, for which a quorum shall constitute shares of stock represented in person or by proxy consisting of at least two-thirds of the outstanding shares. In the absence of a quorum a meeting may be adjourned from time to time and the meeting may be held as adjourned without further notice. Unless otherwise provided by law, or these Bylaws, a majority of the votes cast shall decide every matter submitted to the Shareholders at any meeting.

     SECTION 6.     Proxies.  Shareholders may vote at any meeting of the
                    -------
Shareholders by proxies duly authorized in writing, except that no officer or employee of the Association may be designated to act as proxy. Proxies shall be valid only for one meeting, to be specified therein, unless otherwise provided in the proxy, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

     SECTION 7.     Shares in Name of Another Corporation.  Shares outstanding
                    -------------------------------------
in the name of another corporation may be voted by the president of such corporation, or any other officer or proxy appointed by such president in the absence of express notice of the designation of some other person by the board of directors or bylaws of such other corporation.

     SECTION 8.     Waiver of Notice.  A Shareholder may waive any notice or
                    ----------------
defects in the notice required by these Bylaws, the Articles of Association or any provision of law, before or after the date and time stated in the notice, provided that such waiver is in writing and signed by the Shareholder entitled to the notice, and contains the same information that would have been required in the notice under any applicable provisions under any statute, except that the
time and place of meeting need not by stated.   Such waiver must be delivered to
the Association for inclusion in the corporate records. A Shareholder's attendance at a meeting in person or by proxy, waives objection to (i) lack of notice or defective notice of the meeting, unless the Shareholder at the beginning of the meeting or promptly upon arrival objects to the holding of the meeting or transacting business at the meeting, and (ii) consideration of a particular matter at the meeting that is not within the purpose described in the meeting notice, unless the Shareholder objects to considering the matter when it is presented.

     SECTION 9.     Unanimous Consent Without Meeting.  Any action required or
                    ---------------------------------
permitted by the Articles of Association or Bylaws or any provision of law to be taken at a meeting of the Shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof and delivered to the Association for inclusion in the Association's records.

                                  ARTICLE II

                                  DIRECTORS

     SECTION 1.     Management.  The business and affairs of the Association
                    ----------
shall be managed by a Board of not more than fifteen (15) Directors nor less than five (5) Directors, at the discretion of the Shareholders. The number of directors shall by designated annually within these limits by the Shareholders at the annual meeting. those persons elected as Directors must be qualified to act as Directors in accordance with 12 U.S.C. Section72. Except as expressly limited by law, all corporate powers of the Association shall be vested in and may be exercised by said Board.

     SECTION 2.     Election and Tenure.  The Directors shall be elected by the
                    -------------------
Shareholders at the regular annual meeting of shareholders, and a majority of the stock represented shall be necessary for election. Each Director shall hold office for one (1) year and until his or her successor has been elected and qualified, or until his or her death, or until he or she shall resign or until he or she has been removed in the manner hereinafter provided. A Director may be removed from office by affirmative vote of a majority of the outstanding shares entitled to vote for the election of such Director, taken at a special meeting of Shareholders called for that purpose. A Director may resign at any time by filing his written resignation with the President of the Association.

     SECTION 3.     Director Emeritus.  No person shall be eligible to be
                    -----------------
elected a Director at any meeting of Shareholders held on or after the date he or she attains age seventy (70); provided that this provision shall not apply to
                                 -------------
Directors who have already attained the aforesaid age prior to the date of adoption of these Bylaws. The Board of Directors, at its discretion, may designate such a person who has served as a Director of the Association as a Director Emeritus. Any Director who has attained age sixty-five (65) upon declining to stand for reelection shall likewise be eligible to be designated a Director Emeritus by the Board. A Director Emeritus shall be entitled to receive all notices of meetings and communications to Directors, attend all meetings of the Board of Directors and to participate in discussions of the Board. However, a Director Emeritus shall not vote or be counted in determining a quorum at any meeting of Directors.

     SECTION 4.     Regular Meetings.  The regular meetings of the Board of
                    ----------------
Directors shall be held once each month at such day and hour as the Board may fix. Nor formal notice of such meetings need be given to any Director.

     SECTION 5.     Special Meetings.  Special meetings of the Board of
                    ----------------
Directors may, and at the written request of any three Directors shall, be called at any time by the Chairman of the Board or the President, or in the absence of the Chairman of the Board and the President, by any Vice President who is then a member of the board of Directors. Notice of any special meeting shall be given at least forty-eight (48) hours previous thereto, except in the case of an emergency as provided under the Wisconsin Business Corporation Law, by written or oral notice, by telephone, telegraph, teletype, facsimile or by mail or private carrier. Notice to Directors of any meeting shall be deemed to be effective as provided in Section180.0141 of Wisconsin Statutes, or any successor thereto.

     SECTION 6.     Quorum.  A majority of the whole number of directors shall
                    ------
constitute a quorum at any meeting. In the absence of a quorum, a lesser number may adjourn any meeting from time to time and the meeting may be held as adjourned, without further notice, if a quorum is obtained.

     SECTION 7.     Notice, Waiver, Participation.  Whenever any notice is
                    -----------------------------
required to be given to any director of the Association under the provisions of these Bylaws or under the provisions of the Articles of Association or under the provisions of any law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the Director entitled to such notice, shall be deemed equivalent to the giving of such notice. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting and objects thereat to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. Any or all of the Directors may participate in a regular or special meeting of the Board of Directors, or such meeting may be conducted through the use of, any means of communication by which either (a) all participating Directors may simultaneously hear each other during the meeting, or (b) all communication during the meeting is immediately transmitted to each participating Director, and each participating Director is able to immediately send messages to all other participating Directors; provided that, all participating Directors must be informed that a meeting is taking place at which official business may be transacted.

     SECTION 8.     Vacancies.  When any vacancy occurs among the Directors, a
                    ---------
majority of the remaining members of the Board shall appoint a Director to fill such vacancy at any regular meeting of the Board, or at a special meeting called for that purpose.

     SECTION 9.     Unanimous Consent Without Meeting.  Any action required or
                    ---------------------------------
permitted by the Articles of Association or Bylaws or any provision of law to be taken by the Board of Directors at a meeting or by resolution may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Directors then in office.

     SECTION 10.  Presumption of Assent.  A director of the Association who is
                  ---------------------
then present at a meeting of the Board of Directors or a committee thereof of which he is a member at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless (i) the Director objects at the beginning of the meeting or promptly upon his or her arrival to holding the meeting or transacting business at the meeting, or (ii) the Director's abstention or dissent to the action taken shall be entered in the minutes of the meeting, or (iii) the Director shall file his or her written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Association immediately after the adjournment of the meeting, or (iv) the Director dissents or abstains from an action taken, minutes of the meeting are prepared that fail to show the Director's dissent or abstention from the action taken and the Director delivers to the Association by registered mail a written notice of that failure promptly after receiving the minutes. A Director who votes in favor of action taken may not dissent or abstain from that action.

     SECTION 11.  Compensation.  The compensation of Directors shall be
                  ------------
determined by the Board of Directors.


                                 ARTICLE III

                           COMMITTEES OF THE BOARD

     The Board of directors must formally ratify written policies authorized by committees of the Board of Directors before such policies become effective.
Each committee must have one or more *member(s), who serve at the pleasure of the Board of Directors. Provisions of the Articles of Association and Bylaws governing place of meetings, notice of meeting, quorum and voting requirements of the Board of Directors, apply to committees and their members as well. The creation of a committee and appointment of members to it must be approved by the Board of Directors.

     SECTION 1.     Loan Committee.  There shall be a Loan Committee composed of
                    --------------
three (3) or more Directors, appointed by the board annually or more often. The Loan Committee shall have power to discount and purchase bills, notes and other evidences of debt, to buy and sell bills of exchange, to examine and approve loans and discounts, to exercise authority regarding loans and discounts, and to exercise, when the Board of Directors is not session, all other powers of the Board of Directors that may lawfully be delegated. The Loan Committee shall keep minutes of its meetings, and such minutes shall be submitted at the regular meeting of the Board of Directors at which a quorum is present, and any action taken by the Board of Directors with respect thereto shall be entered in the minutes of the Board of Directors.

     SECTION 2.     Investment Committee.  There shall be an Investment
                    --------------------
Committee composed of three (3) or more Directors, appointed by the Board of Directors annually or more often. The Investment Committee shall have the power to ensure adherence to the investment policy, to recommend amendments thereto, to purchase and sell securities, to exercise authority regarding investments and to exercise, when the Board of Directors is not in session, all other powers of the Board of Directors regarding investment securities that may be lawfully delegated. The Investment Committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the Board of Directors with respect thereto shall be entered in the minutes of the Board of Directors.

     SECTION 3.     Examining Committee.  There shall be an Examining Committee
                    -------------------
composed of not less than three (3) Directors, exclusive of any active officers, appointed by the Board annually or more often. The duty of that Committee shall be to make, or cause to be made, by either the internal audit staff of Marshall & Ilsley Corporation or a qualified firm of Certified Public Accountants approved by the Board of Directors, suitable examinations of the affairs of the Association at least annually. The results of examinations conducted by the internal audit staff of Marshall & Ilsley Corporation or a firm of Certified Public Accountants, together with any recommendations for revisions in accounting or operating procedures and controls which are deemed advisable, shall be reported periodically in writing to the Examining Committee. At least annually, the Examining Committee shall report in writing to the Board of Directors the result of examinations conducted since the previous report to the Board of Directors. Such report shall state whether the Association is in a sound condition, and whether adequate internal accounting controls and procedures are being maintained and shall recommend to the Board of Directors such changes in the manner of conducting the affairs of the Association as shall be deemed advisable.

     SECTION 4.     Other Committees.  The Board of Directors may appoint, from
                    ----------------
time to time, from its own members, compensation, special litigation and other committees of one or more persons for such purposes and with such powers as the Board of directors may determine.

     However, a committee may not:

          (1)  Authorize distributions of assets or dividends.

          (2)  Approve action required to be approved by Shareholders.

          (3) Fill vacancies on the Board of Directors or any of its committees.

          (4)  Amend Articles of Association.

          (5)  Adopt, amend or repeal Bylaws.

          (6) Authorize or approve issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares.


                                  ARTICLE IV

                                   OFFICERS

     SECTION 1.     Number and Election.  The Officers of the Association shall
                    -------------------
be a Chairman of the Board of Directors, if the Board of Directors elects to fill such office, and a President, one or more Vice Presidents, a Secretary, and such other Officers and Assistant Officers as may be required or desirable for the prompt and orderly transaction of the business of the Association. One or more of the vice Presidents may be designated as Executive Vice President, Senior Vice President, or First Vice President, or have such other designation as may be determined by the board of Directors. Such Officers shall be elected by the Directors at the regular meeting of the board of Directors after the adjournment of each regular annual meeting of the Shareholders or at any regular meeting of the Board of Directors or at any special meeting of the Board of Directors called for said purpose. A Vice President may serve as Secretary, in which event there shall be at least one other Vice President. The Board of Directors shall fix the compensation for each Officer.

     SECTION 2.     Officers to be Members of the Board of Directors.  The
                    ------------------------------------------------
Chairman of the Board of Directors and the President shall be members of the Board of Directors.

     SECTION 3.     Chairman of the Board.  The duties of the Chairman of the
                    ---------------------
Board of Directors, if one be elected, shall be to preside at all meetings, regular and special, of the Shareholders of the Association and of its Board of Directors, and such other, further, and additional duties as may be conferred upon said Chairman by the Board of Directors. The Board of Directors may from time to time, by resolution, reapportion the duties and responsibilities for the general overall management of the Association between the Chairman of the Board and the President.

     SECTION 4.     President.  The President shall preside at all meetings of
                    ---------
the Shareholders and at all meetings of the Board of Directors, unless a Chairman of the Board of Directors shall have been elected in which case the Chairman shall preside. The President shall perform all the usual duties and have such powers as are incident to the office and shall have such other powers and duties as may from time to time be prescribed by the Bylaws or by resolution of the Board of Directors.

     SECTION 5.     Vice Presidents.  In the absence of the President or in the
                    ---------------
event of the death, inability or refusal to act, or in the event for any reason which shall be impracticable for him to act personally, the Vice President (or if there be more than one then according to the designations made or in the order designated by the Board of Directors, or in the absence of any designation, in the order of their election) shall perform the duties of the President, and when so acting, shall have all of the powers of and be subject to all of the restrictions upon the President. Any Vice President shall perform such other duties and have such powers as are incident to the office of Vice President, or incident to the office of Executive Vice President, Senior Vice President, First Vice President, or other such designated office if any such designations have been made by the Board of Directors, or as may be prescribed from time to time by the Board of Directors or the President.

     SECTION 6.     Secretary.  The Board of Directors shall appoint a
                    ---------
secretary, cashier or other designated officer who shall be secretary of the Board of Directors and of the Association and shall keep accurate minutes of all meetings. The Secretary shall attend to the giving of all notices required by these Bylaws; shall be the custodian of the corporate seal, records, documents and papers of the Association; shall provide for the keeping of proper records of all transactions of the Association; shall have and may exercise any and all of the powers and duties pertaining by law, regulation or practice, to the office of cashier, as defined by the Comptroller of the Currency or imposed by these Bylaws; and shall also perform such other duties as may be assigned from time to time by the Board of Directors.

     SECTION 7.     Other Officers and Assistant Officers.  There shall be such
                    -------------------------------------
number of other officers and assistant officers as the Board of Directors may from time to time authorize and elect. They shall perform such duties and have such authority as shall from time to time be delegated or assigned to them by the President or the Board of Directors. Other officers and assistant officers below the level of Assistant Vice President shall bear functional titles descriptive of their area of responsibility, but shall be deemed to be Assistant Cashiers for purposes prescribed by statute, supervisory regulations, and appropriate resolutions of the Board of Directors.

     SECTION 8.     Term of Office.  Each Officer shall hold office for the term
                    --------------
of one year, and until his or her successor shall have been duly elected, or until his or her death, or until he or she shall resign, or shall have been removed by the Board of Directors.

     SECTION 9.     Removal.  Any officer or agent elected or appointed by the
                    -------
Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Association will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment shall not of itself create contract rights.

     SECTION 10.  Vacancies.  A Vacancy in any office because of death,
                  ---------
resignation, removal, disqualification or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term or left vacant.

                                  ARTICLE V

                             FIDUCIARY ACTIVITIES

     SECTION 1.     Trust Officer.  There shall be a trust officer of this
                    -------------
Association whose duties shall be to manage, supervise, and direct all fiduciary activities. Such person shall do or cause to be done all things necessary or proper in carrying on the fiduciary business of the Association according to provisions of law and applicable regulations; and shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to fiduciary activities. The trust officer shall be responsible for all assets and documents held by the Association in connection with fiduciary matters.

     The Board of Directors may appoint other trust officers as it may deem necessary, with such duties as may be assigned.

     SECTION 2.     Trust Investment Committee.  There shall be a Trust
                    --------------------------
Investment Committee of this Association composed of three (3) or more members, who shall be capable and experienced officers or Directors of the Association. All investments of funds held in a fiduciary capacity shall be made, retained or disposed of only with the approval of the Trust Investment Committee, and the Committee shall keep minutes of all its meetings, showing the disposition of all matters considered and passed upon by it. The committee shall, promptly after the acceptance of an account for which the Association has investment responsibilities, review the assets thereof, to determine the advisability of retaining or disposing of such assets. The committee shall conduct a similar review at least once during each calendar year thereafter and within fifteen months of the last such review. A report of all such reviews, together with the action taken as a result thereof, shall be noted in the minutes of the committee.

     SECTION 3.     Trust Audit Committee.  The Board of Directors shall appoint
                    ---------------------
a committee of Directors, exclusive of any active officer of the Association, which shall, at least once during each calendar year and within fifteen (15) months of the last such audit make suitable audits of the Association's fiduciary activities or cause suitable audits to be made by auditors responsible only to the Board of Directors, and at such time shall ascertain whether fiduciary powers have been administered according to law, Part 9 of the Regulations of the Comptroller of the Currency, and sound fiduciary principles.

     SECTION 4.     Fiduciary Files.  There shall be maintained by the
                    ---------------
Association all fiduciary records necessary to assure that its fiduciary responsibilities have been properly undertaken and discharged.

     SECTION 5.     Trust Investments.  Funds held in a fiduciary capacity shall
                    -----------------
be invested according to the instrument establishing the fiduciary relationship and local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the Association a discretion in the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under local law.

                                  ARTICLE VI

                                   S E A L

     The Board of Directors is empowered and instructed to adopt and procure for the Association an official seal. An impression of the seal shall be placed in the space immediately following this section. The Secretary of the Association Shall have custody of the seal.


                                     SEAL


                                 ARTICLE VII

                                  AMENDMENTS

     These Bylaws may be added to, amended, altered or repealed at any regular meeting or special meeting called for that purpose of the Board of Directors, by a vote of a majority of the total number of the directors. The Shareholders may amend or repeal the Bylaws even though the Bylaws may also be amended or repealed by the Board of Directors.


                                 ARTICLE VIII

                             EMERGENCY OPERATIONS

     SECTION 1.     General.  In the event of an emergency declared by the
                    -------
President of the United States, the Governor of this State or an official in authority of this City or the persons performing their functions, and/or the area in which the Association is situated is declared to be a disaster area and/or, by reason of the occurrence of a disaster whereby the operations of the Association cannot be immediately continued at its banking quarters or by its duly elected Officers and other personnel, then the Officers and employees of the Association will continue to conduct the affairs of the Association under such guidance from the Directors as may be available except as to matters which by statute require specific approval of the Board of Directors and subject to conformance with any law, including 12 U.S.C. Section95, and governmental directives during the emergency, and the following sections of these Bylaws shall be in full force and effect and shall prevail over other sections of these Bylaws to the contrary.

     SECTION 2.     Meetings and Quorums.  A valid Special Shareholders' Meeting
                    --------------------
may be held on call by the President, the Acting President, any Director of this Association or by an officer of Marshall & Ilsley Corporation on three (3) hours notice of the time and place of such meeting to each Shareholder by telegraph or telephone to the last known address of such Shareholder or in person and any Corporation action may be taken at such meeting at which the majority of the issued and outstanding shares of the Association, represented in person or by proxy, shall be present. In the event of failure of communications a valid Special Shareholders' meeting may be held without call or notice by a Shareholder or Shareholders owning a majority of the issued and outstanding shares of the Association represented in person or by proxy at a time and place to be determined by agreement of such Shareholders.

A valid Special Directors' Meeting may be held on call by the President, the Acting President, or any Director of this Association or by an officer of Marshall & Ilsley Corporation on three (3) hours notice of the time and place of such meeting to each Director by telegraph or telephone to the last known address of such Director or in person and three (3) or more duly elected and qualified Directors and/or "temporary" Directors shall constitute a quorum for such meeting. In the event of failure of communications a valid Special Directors' Meeting may be held without call or notice by three (3) or more duly elected and qualified Directors and/or "temporary" Directors at a time and place to be determined by agreement among them.

     SECTION 3.     Executive Committee.  In the event of a state of disaster of
                    -------------------
sufficient severity to prevent the conduct and management of the affairs and business of the Association by its Directors and Officers as contemplated by these Bylaws, any two or more available members of the Executive committee, if any, shall constitute a quorum of that committee for the full conduct and management of the affairs and business of the Association. If there is no Executive Committee or if a minimum of two members of the Executive Committee are not available, any three or more Directors shall constitute an executive committee for the full conduct and management of the affairs and business of the Association during the period of the emergency. Normal functions of the Board of Directors and Officers of the Association as provided in the Bylaws shall be resumed when the emergency period has ceased.

     SECTION 4.     Disability of Officers.  The Board of Directors shall have
                    ----------------------
the power, in the absence or disability of any Officer, or upon refusal of any officer to act, to delegate and prescribe such Officer's powers and duties to any other Officer, or to any Director, for the time being. This Section may be implemented by an advance resolution adopted by the Board of Directors designating order of succession among the Officers to be effective automatically in the period of emergency when one or more Officers may be unable to perform normal executive duties.

     SECTION 5.     Offices.  The offices of the Association at which its
                    -------
business shall be conducted shall be the main office or any other legally authorized location which may be leased or acquired by the Association to carry on its business. During an emergency resulting in any authorized place of business of the Association being unable to function, the business ordinarily conducted at such location shall be relocated elsewhere in suitable quarters, in lieu of the locations heretofore mentioned, as may be designated by the Board of Directors or by the Executive Committee, by virtue of the authority as may be granted or by approval of the Comptroller of the Currency, for the purpose of facilitating continuance of the business of banking during the period of the emergency. Any temporarily relocated place of business of the Association shall be returned to its legally authorized location as soon as practicable and such temporary place of business shall then be discontinued.


                                 ARTICLE VIII

                  CERTIFICATES FOR SHARES AND THEIR TRANSFER

     SECTION 1.     Certificates for Shares.  Certificates representing shares
                    -----------------------
of the Association shall be in such form, consistent with law, as shall be determined by the Board of Directors. Such certificates shall be signed by the President or a Vice President, and the Secretary.

     The name and address of the person to whom the shares represented thereby are issued with the number of shares and date of issue, shall be entered on the stock transfer books of the Association. All certificates surrendered to the Association for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled except as provided in Section 3 of this Article IX.

     SECTION 2.     Transfer of Shares.  Prior to due presentment of a
                    ------------------
certificate for shares for registration of transfer, the Association may treat the registered owner of such shares as the person exclusively entitled to vote, to receive notifications and otherwise to exercise all the rights and power of an owner. Where a certificate for shares is presented to the Association with a request to register for transfer, the Association shall not be liable to the owner or any other person suffering loss as a result of such registration of transfer if (a) there were on or with the certificate the necessary endorsements, and (b) the Association had no duty to inquire into adverse claims or has discharged any such duty. The Association may require reasonable assurance that said endorsements are genuine and effective and compliance with such other regulations as may be prescribed under the authority of the Board of Directors.

     SECTION 3.     Lost, Destroyed or Stolen Certificates.  Where the owner
                    --------------------------------------
claims that a certificate for shares has been lost, destroyed or wrongfully taken, a new certificate shall be issued in place thereof if the owner (a) so requests before the Association has notice that such shares have been acquired by a bona fide purchaser, and (b) satisfies such reasonable requirements as the Board of Directors may prescribe which may include furnishing an indemnification agreement or an indemnity bond.

     SECTION 4.     Stock Regulations.  The Board of Directors shall have the
                    -----------------
power and authority to make all such further rules and regulations not inconsistent with the law or regulations and rulings of the comptroller of the Currency as it may deem expedient concerning the issue, transfer, and registration of certificates representing shares of the Association.


     I, Roger T. Stephenson, Certify that: (1) I am the duly constituted Secretary of M&I First National Bank, West Bend, and of its Board of Directors, and as such officer, am the official custodian of its records; and (2) the foregoing Bylaws, as amended, are the Bylaws of the Association, and all of them are now lawfully in force and effect.

     I have hereunto affixed my official signature and the Seal of the Association, in the City of West Bend, on this 26th day of September, 1996.




          S E A L              /s/ Roger T. Stephenson
                              ------------------------------
                              Roger T. Stephenson, Secretary